UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2002

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Item 9. Regulation FD Disclosure

On February 19, 2002, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance and financial position for the quarter and year ended December 31, 2001. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

                                      SOUTHWEST GAS CORPORATION
                                    SUMMARY STATEMENTS OF INCOME
                              (In thousands, except per share amounts)
                                             (Unaudited)

                                                                    YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------
                                                               2001            2000           1999
------------------------------------------------------------------------------------------------------
Gas operating revenues                                     $ 1,193,102     $   870,711    $   791,155
Net cost of gas sold                                           677,547         394,711        330,031
------------------------------------------------------------------------------------------------------
Operating margin                                               515,555         476,000        461,124
Operations and maintenance expenses                            253,026         231,175        221,258
Depreciation, amortization, and general taxes                  137,278         124,508        115,864
------------------------------------------------------------------------------------------------------
Operating income                                               125,251         120,317        124,002
Net interest deductions                                         78,746          68,892         61,597
Preferred securities distribution                                5,475           5,475          5,475
------------------------------------------------------------------------------------------------------
Pretax utility income                                           41,030          45,950         56,930
Utility income taxes                                            13,011          13,614         20,398
------------------------------------------------------------------------------------------------------
Net utility income                                              28,019          32,336         36,532
Other income (expense), net                                      4,607           1,572         (1,059)
------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                     32,626          33,908         35,473
Contribution to net income - construction services               4,530           4,403          3,837
------------------------------------------------------------------------------------------------------
Net income                                                 $    37,156     $    38,311    $    39,310
======================================================================================================

Earnings per share - gas operations                        $      1.02     $      1.08    $      1.16
Earnings per share - construction services                        0.14            0.14           0.12
------------------------------------------------------------------------------------------------------
Basic earnings per share                                   $      1.16     $      1.22    $      1.28
======================================================================================================
Diluted earnings per share                                 $      1.15     $      1.21    $      1.27
======================================================================================================

Average outstanding common shares                               32,122          31,371         30,690
Average shares outstanding (assuming dilution)                  32,398          31,575         30,965

                              See Notes to Summary Financial Statements.

                                           SOUTHWEST GAS CORPORATION
                                          SUMMARY STATEMENTS OF INCOME
                                    (In thousands, except per share amounts)
                                                  (Unaudited)

                                                             THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                                DECEMBER 31,                   DECEMBER 31,
                                                        -----------------------------  -----------------------------
                                                             2001           2000            2001           2000
                                                        -------------- --------------  -------------- --------------
Gas operating revenues                                   $    330,620   $    295,569    $  1,193,102   $    870,711
Net cost of gas sold                                          169,265        130,875         677,547        394,711
                                                        -------------- --------------  -------------- --------------
Operating margin                                              161,355        164,694         515,555        476,000
Operations and maintenance expenses                            65,299         60,669         253,026        231,175
Depreciation, amortization, and general taxes                  34,687         31,449         137,278        124,508
                                                        -------------- --------------  -------------- --------------
Operating income                                               61,369         72,576         125,251        120,317
Net interest deductions                                        19,493         18,842          78,746         68,892
Preferred securities distribution                               1,369          1,369           5,475          5,475
                                                        -------------- --------------  -------------- --------------
Pretax utility income                                          40,507         52,365          41,030         45,950
Utility income taxes                                           12,923         17,914          13,011         13,614
                                                        -------------- --------------  -------------- --------------
Net utility income                                             27,584         34,451          28,019         32,336
Other income (expense), net                                     2,320         (2,340)          4,607          1,572
                                                        -------------- --------------  -------------- --------------
Contribution to net income - gas operations                    29,904         32,111          32,626         33,908
Contribution to net income  - construction services             1,071            411           4,530          4,403
                                                        -------------- --------------  -------------- --------------
Net income                                               $     30,975   $     32,522    $     37,156   $     38,311
                                                        ============== ==============  ============== ==============

Earnings per share - gas operations                      $       0.93   $       1.02    $       1.02   $       1.08
Earnings per share - construction services                       0.03           0.01            0.14           0.14
                                                        -------------- --------------  -------------- --------------
Basic earnings per share                                 $       0.96   $       1.03    $       1.16   $       1.22
                                                        ============== ==============  ============== ==============
Diluted earnings per share                               $       0.95   $       1.02    $       1.15   $       1.21
                                                        ============== ==============  ============== ==============

Average outstanding common shares                              32,427         31,627          32,122         31,371
Average shares outstanding (assuming dilution)                 32,720         31,902          32,398         31,575

The summary statements of income have been prepared by Southwest Gas Corporation
(the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles (GAAP).  However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the
Company's operating segments.

                              SOUTHWEST GAS CORPORATION
                                SUMMARY BALANCE SHEET
                                 AT DECEMBER 31, 2001
                                    (In thousands)
                                     (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                 $ 1,775,080
  Construction work in progress                                   50,491
                                                            -------------
    Net utility plant                                          1,825,571
                                                            -------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                  35,916
  Other                                                           44,372
                                                            -------------
    Total other property and investments                          80,288
                                                            -------------
CURRENT AND ACCRUED ASSETS
  Cash and cash equivalents                                       26,767
  Receivables - less reserve of $1,871 for uncollectibles        133,041
  Accrued utility revenue                                         63,773
  Deferred purchased gas costs                                    83,501
  Other                                                           37,549
                                                            -------------
    Total current and accrued assets                             344,631
                                                            -------------
DEFERRED DEBITS
  Unamortized debt expense                                        17,906
  Other deferred debits                                           29,887
                                                            -------------
    Total deferred debits                                         47,793
                                                            -------------
    TOTAL ASSETS                                             $ 2,298,283
                                                            =============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 32,493 shares outstanding   $   504,533
    Retained earnings                                             56,667
                                                            -------------
      Total common stockholders' equity                          561,200       33.0%
  Preferred securities of Southwest Gas Capital I, 9.125%         60,000        3.5
  Long-term debt including current maturities - NOTE 2         1,081,621       63.5
                                                            -------------     -------
      Total capitalization                                     1,702,821      100.0%
                                                            -------------     =======

CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                   93,000
  Accounts payable                                               103,333
  Customer deposits                                               30,288
  Taxes accrued (including income taxes)                           5,159
  Deferred taxes                                                  26,677
  Other                                                           45,605
                                                            -------------
      Total current and accrued liabilities                      304,062
                                                            -------------
DEFERRED CREDITS
  Deferred investment tax credits                                 14,668
  Deferred income taxes                                          198,506
  Other                                                           78,226
                                                            -------------
      Total deferred credits                                     291,400
                                                            -------------
      TOTAL CAPITALIZATION AND LIABILITIES                   $ 2,298,283
                                                            =============

                      See Notes to Summary Financial Statements.

                         SOUTHWEST GAS CORPORATION
                       SUMMARY STATEMENT OF CASH FLOWS
                    TWELVE MONTHS ENDED DECEMBER 31, 2001
                               (In thousands)
                                 (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                      $    37,156
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                   104,498
      Change in receivables and payables                              (48,381)
      Change in gas cost related balancing items                        8,563
      Change in accrued taxes                                          18,349
      Change in deferred taxes                                        (11,419)
      Allowance for funds used during construction                     (2,546)
      Other                                                            (2,482)
                                                                 -------------

       Net cash provided by operating activities                      103,738
                                                                 -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                          (248,352)
  Other                                                                 3,608
                                                                 -------------

       Net cash used in investing activities                         (244,744)
                                                                 -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                    17,061
  Dividends paid                                                      (26,323)
  Change in notes payable                                             (38,000)
  Long-term debt issuances, net                                       200,389
                                                                 -------------

       Net cash provided by financing activities                      153,127
                                                                 -------------

Change in cash and cash equivalents                                    12,121
Cash at beginning of period                                            14,646
                                                                 -------------

Cash at end of period                                             $    26,767
                                                                 =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                         $    72,138
Income taxes, net of refunds                                      $    10,372

                 See Notes to Summary Financial Statements.

                           SOUTHWEST GAS CORPORATION
                     NOTES TO SUMMARY FINANCIAL STATEMENTS
                                (In thousands)
                                  (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted.  The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate               $    200,000
      Debentures:
         9.75% Series F, due 2002                                 100,000
         7.5% due 2006                                             75,000
         8% due 2026                                               75,000
      Notes, 8.375%, due 2011                                     200,000
      Medium-term notes:
         7.59% due 2017                                            25,000
         7.75% due 2005                                            25,000
         7.78% due 2022                                            25,000
         7.92% due 2027                                            25,000
         6.89% due 2007                                            17,500
         6.76% due 2027                                             7,500
         6.27% due 2008                                            25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028                   50,000
         7.3% 1992 Series A, due 2027                              30,000
         7.5% 1992 Series B, due 2032                             100,000
         6.5% 1993 Series A, due 2033                              75,000
         6.1% 1999 Series A, due 2038                              12,410
         5.55% 1999 Series D, due 2038                              8,270
         5.95% 1999 Series C, due 2038                             14,320
      Unamortized discount on long-term debt                       (8,379)
                                                            --------------

      TOTAL LONG-TERM DEBT                                   $  1,081,621
                                                            ==============

      ESTIMATED CURRENT MATURITIES                           $    300,000
                                                            ==============

                                                 SOUTHWEST GAS CORPORATION
                                                 SELECTED STATISTICAL DATA
                                                     DECEMBER 31, 2001

FINANCIAL STATISTICS
Market value to book value per share at year end                          129%
Twelve months to date return on equity  -- total company                  6.8%
                                        -- gas segment                    6.2%
Common stock dividend yield at year end                                   3.7%

GAS OPERATIONS SEGMENT
                                                                                                         Authorized
                                                                    Authorized        Authorized         Return on
                                                                     Rate Base          Rate of            Common
Rate Jurisdiction                                                 (In thousands)        Return             Equity
---------------------------                                      ----------------  ----------------   ----------------
Arizona (1)                                                          $ 688,202                9.20%            11.00%
Southern Nevada (1)                                                    457,314                8.78              10.64
Northern Nevada (1)                                                     91,936                8.97              10.21
Southern California                                                     69,486                9.94              11.35
Northern California                                                     28,849               10.02              11.35
Paiute Pipeline Company (1)                                             75,059                9.69              11.60

  (1)  Estimated amounts based on rate case settlements.

SYSTEM THROUGHPUT BY CUSTOMER CLASS
                                                                                 YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
                       (In dekatherms)                                 2001                2000               1999
--------------------------------------------------------------------------------------------------------------------------
Residential                                                         58,994,278          57,137,754         55,450,748
Small commercial                                                    27,996,473          27,267,289         26,603,025
Large commercial                                                    10,758,310           6,390,838          6,256,564
Industrial / Other                                                  28,377,223          19,971,471         15,430,564
Transportation                                                     126,820,293         148,270,056        118,685,947
--------------------------------------------------------------------------------------------------------------------------
Total system throughput                                            252,946,577         259,037,408        222,426,848
==========================================================================================================================

                                                                                 YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
HEATING DEGREE DAY COMPARISON                                          2001                2000               1999
--------------------------------------------------------------------------------------------------------------------------
Actual                                                                1,963               1,931              1,909
Ten-year average                                                      1,970               1,985              2,015
==========================================================================================================================

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 19, 2002	SOUTHWEST GAS CORPORATION /s/ ROY R. CENTRELLA Roy R. Centrella Controller